REGISTRATION RIGHTS FOR REGISTRABLE SECURITIES



               This REGISTRATION RIGHTS AGREEMENT dated as of April __, 2001 is made and entered into by and between Tengtu International Corp., a Delaware corporation (the "COMPANY"), and [_____] (the "INVESTOR").

               WHEREAS, the Investor has agreed to purchase from the Company, and the Company has agreed to issue to the Investor, shares of the Company's $.01 par value per share common stock (the "COMMON STOCK"), pursuant to a Stock Purchase Agreement dated the date hereof (the "PURCHASE AGREEMENT") by and between the Company and the Investor, who is part of a group of investors (the "INVESTORS") participating in the purchase of a total of up to 13,166,677shares of Common Stock for an aggregate purchase price of up to $3,950,000;

               WHEREAS, in order to induce Investors to enter into the Purchase Agreement, and as a condition precedent to the closing thereof, the Purchase Agreement requires that the Company enter into this Agreement;

               WHEREAS, Orion Capital Incorporated ("ORION") is the holder of a Convertible Promissory Note of the Company with registration rights pursuant to the Registration Rights for Registrable Securities dated March 2, 2001, and a note with warrants attached which is being amended to a Convertible Promissory Note, which is convertible into Common Stock at $0.30 per share, that it intends


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to convert both notes into a total of approximately 6,670,000 shares of Common
Stock concurrently herewith at a conversion price of $0.30 per share (the "CONVERSION"), which is equal to the price per share paid by the Investors pursuant to the Purchase Agreement; and

               WHEREAS, in order to induce Orion to enter into the Conversion, all Common Stock received by Orion pursuant to the Conversion shall be deemed to constitute Registrable Securities for purposes of this Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                     SECTION 1.  REQUESTED REGISTRATIONS.
                     (a)  REGISTRATION REQUESTS.

               (i) INITIAL REGISTRATION REQUEST. On a date to be determined by the Company but in any event no later than thirty (30) days following the last closing under the Purchase Agreement, the Company shall be deemed to have received a written request for a Requested Registration (as defined below) from the Investors and Orion with respect to all Registrable Securities in their possession.

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               (ii) The Company may include in such registration other
securities of the same class as the Registrable Securities for sale for its own account or for the account of any other Person. Neither the Company nor any of its shareholders shall have the right to include any of the Company's securities (other than Registrable Securities) in a registration statement to be filed as part of a Requested Registration unless (i) such securities are of the same class as the Registrable Securities, (ii) the holders of a majority of the Registrable Securities covered by such registration statement consent to such inclusion in writing, unless the Company is required to include such securities pursuant to a pre-existing agreement and (iii) if such Requested Registration is an underwritten offering, the Company or such shareholders, as applicable, agree in writing to sell, subject to PARAGRAPH (D), their securities on the same terms and conditions as apply to the Registrable Securities being sold. If any shareholders of the Company (other than the holders of Registrable Securities in such capacity) register securities of the Company in the Requested Registration in accordance with this Section, such holders shall pay the fees and expenses of their counsel and their PRO RATA share, on the basis of the respective amounts of the securities included in such registration on behalf of each such Owner, of the Registration Expenses if the Registration Expenses for such registration are not paid by the Company for any reason. (b) REGISTRATION STATEMENT FORM. The Company may, if permitted by law, effect any Requested Registration by the


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filing of a registration statement on the applicable form. It is intended that this be deemed a "shelf registration" permitting the Owners of the Registrable Securities to sell from time to time so long as the Registration Statement remains in effect or is kept current.

               (c) REGISTRATION EXPENSES. The Company will pay all Registration Expenses incurred in connection with the Requested Registration.

               SECTION 2. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Act pursuant to SECTION 1 or SECTION 2, the Company will use its best efforts to effect the registration to permit the record owners of the Registrable Securities to sell in accordance with the provisions of the Act. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible:

               (a) prepare and file with the Commission (in the case of a Requested Registration, not later than forty-five (45) days after the Registration Request as defined in Section 1(a)(i) the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective as soon as possible, PROVIDED THAT as far in advance as practical before filing such registration statement or any amendment thereto, the Company will furnish to the owners of the Registrable Securities or their designees (the "Owners") copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits) and will



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consider in good faith comments with respect to any such drafts made by the
Owners and, without limiting the foregoing, any such Owner shall have the opportunity to object to any information pertaining solely to such Owner that is contained therein and the Company will make the corrections reasonably requested by such Owner with respect to such information prior to filing any such registration statement or amendment;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) one hundred eighty
(180) days after such registration statement becomes effective;

               (c) promptly notify each Owner:

                    (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

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                    (ii) of any written comments from the Commission with
                         respect to any filing and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                    (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

                    (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

               (d) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Act relating to such Owner's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

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               (e) use its best efforts to register or qualify all Registrable
Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Owner shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Owner to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Owner, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this PARAGRAPH (E) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction solely by reason of such registration or qualification or (iii) to consent to general service of process in any jurisdiction;

               (f) furnish to each Requesting Owner a signed counterpart, addressed to such Owner (and the underwriters, if any), of

                    (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), and



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                    (ii) a "comfort" letter, dated the effective date of such
                         registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement,in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

               (g) notify each Owner covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such Owner promptly prepare and furnish to such Owner a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to


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state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder (or any successor provision);

               (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

               (j) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed. The Company may require each Owner of Registrable Securities as to which any registration is being

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effected to, and each such Owner, as a condition to including Registrable
Securities in such registration, shall furnish the Company with such information and affidavits regarding such Owner and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

               Each Owner of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in PARAGRAPH (G), such Owner will forthwith discontinue such Owner's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Owner's receipt of the copies of the supplemented or amended prospectus contemplated by PARAGRAPH (G) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Owner's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in PARAGRAPH (B) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to PARAGRAPH (G) and to and including the date when each Owner of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by PARAGRAPH (G).

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                     SECTION 3.  INDEMNIFICATION.

               (a) INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration its general or limited partners, directors, officers, employees, agents and each other Person, if any, who controls any such seller within the meaning of the Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "LOSSES"), to which such seller or any such partner, director, officer, employee, agent or controlling Person may become subject under the Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such partner, director, officer, employee, agent and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); PROVIDED THAT the


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Company shall not be liable in any such case to the extent that any such Loss
(or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such partner, director, officer, employee, agent or controlling Person, and shall survive the transfer of such securities by such seller.

               (b) INDEMNIFICATION BY THE SELLERS. Each Owner of Registrable Securities which are included or are to be included in any registration statement filed in connection with the Requested Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors, officers, employees, agents and each other Person, if any, who controls the Company within the meaning of the Act, against any Losses to which the Company or any such director, officer, employee, agent or controlling Person may become subject under the Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or

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any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information furnished to the Company by such seller or seller's agent, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligation to provide indemnification pursuant to this SECTION 3(B) shall be several, and not joint and several, among such indemnifying parties on the basis of the number of Registrable Securities included in such registration statement and the aggregate amount which may be recovered from any Owner of Registrable Securities pursuant to the indemnification provided for in this SECTION 3(B) in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Owner from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent or controlling Person and shall survive the transfer of such securities by such seller.

               (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding PARAGRAPH (A) OR (B), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party pursuant to such paragraphs, give

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written notice to the latter of the commencement of such action, PROVIDED THAT the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding PARAGRAPHS
(A) OR (B), except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED THAT the indemnified party may participate in such defense at the indemnified party's expense; and PROVIDED, FURTHER, that the indemnified party or indemnified parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the indemnified party or indemnified parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay


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the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel for the indemnified parties or counsels. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (d) CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by

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reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were to be determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph.

               No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from the indemnifying party if the indemnifying party was not guilty of such fraudulent misrepresentation.

               (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Section (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required

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registration or other qualification of securities under any Federal or state law or regulation of any Governmental or Regulatory Authority other than the Act.
The provisions of this Section shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

               SECTION 4. COVENANTS RELATING TO REGULATION S. The Company will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Regulation S and take such other actions and furnish such Owner with such other information as such Owner may request in order to avail itself of such regulation of the Commission allowing such Owner to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any Owner of Registrable Securities, deliver to such Owner a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's IRS identification number, (c) the Company's Commission file number,
(d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

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                     SECTION 5.  OTHER REGISTRATION RIGHTS.

               (a) NO EXISTING AGREEMENTS. The Company represents and warrants to the Investor and Orion that there is not in effect on the date hereof any agreement by the Company pursuant to which any Owners of securities of the Company have a right to cause the Company to register or qualify such securities under the Act or any securities or blue sky laws of any jurisdiction, except the Registration Rights for Registrable Securities dated March 2, 2001 in favor of Orion and the Investor Rights Agreement dated December 20, 1999 in favor of Top Eagle Holdings Limited. The Company represents and warrants that it has been advised by Orion that its rights to register are being cancelled because Orion is including its shares of Common Stock under the Registration Rights for Registrable Securities dated March 2, 2001, in its favor, as a party to this Agreement and that the shares of Top Eagle Holdings Limited, issuable upon conversion of the Convertible Debenture dated December 20, 1999, have already been exercised and included in an existing registration statement, which is still in effect.

                     SECTION 6.  DEFINITIONS.

               (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

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               "ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "BOARD OF DIRECTORS" means the Board of Directors of the Company.

               "COMMISSION" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

               "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "NASD" means the National Association of Securities Dealers.

               "PERSON" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

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               "PUBLIC OFFERING" means any offering of Common Stock to the public, either on behalf of the Company or any of its shareholders, pursuant to an effective registration statement under the Act.

               "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration, including without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, the fees and disbursements of counsel retained by the Owners of the Registrable Securities being registered and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each Owner thereof, PROVIDED THAT, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of the Company personnel or


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general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

               "REGISTRABLE SECURITIES" means (i) shares of Common Stock issued to the Investors under the Purchase Agreement and to Orion in connection with the Conversion, and (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of shares of Common Stock referred to in CLAUSE (I), or acquired by way of any rights offering or similar offering made in respect of shares of Common Stock referred to in CLAUSE (I). As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Regulation S or (iii) they shall have ceased to be outstanding.

               "REGULATION S" means Regulation S promulgated by the Commission under the Act, and any successor provision thereto.

               "TRANSFEREE" means all Persons acquiring shares of Common Stock from Investor, Orion or from a Transferee thereof.

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           SECTION 7.          MISCELLANEOUS.

               (a) NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                     If to the Company:
                     c/o Hecht & Associates, P.C.
                     60 East 42nd Street, Suite 5101
                     New York, NY 10165-5101
                     Attention: Charles J. Hecht, Esq.
                     Facsimile No: 212-490-3263








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                     If to:


                     Attention:
                     Facsimile No.:

                     If to:



                     Attn:
                     Facsimile No.:

                     If to:



                     Attn:
                     Facsimile No.:

Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or e-mail to the designated recipient. Any party hereto may change its designee and address or facsimile number for that designee for notices and other communications hereunder by notice to the other parties hereto.

               (b) ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

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               (c) AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and the Owners of two-thirds (2/3) or more of the Registrable Securities then outstanding or subject to issuance.

               (d) WAIVER. Subject to PARAGRAPH (E), any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

               (e) CONSENTS AND WAIVERS BY OWNERS. Any consent of the Owners of Registrable Securities pursuant to this Agreement, and any waiver by the Owners of Registrable Securities of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by the Owners of Registrable Securities of two-thirds (2/3) or more of the Registrable Securities then outstanding or subject to issuance, and any such consent or waiver so given or taken will be binding on all the Owners.

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               (f) NO THIRD PARTY BENEFICIARY. The terms and provisions of this
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnification under SECTION 3.

               (g) SUCCESSORS AND ASSIGNS. The registration rights contained in this Agreement shall be transferable by any Owner of Registrable Securities to any Person that acquires Registrable Securities from such Owner (excluding any Person that acquires such Registrable Securities in a transaction pursuant to which such securities cease to be Registrable Securities).

               (h) HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

               (i) INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable

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provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

               (j) REMEDIES. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

               Damages in the event of breach of this Agreement by any party hereto or any of their respective successors or permitted assigns would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and each party hereto, on its own behalf and behalf of its respective successors and permitted assigns, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or

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competence of the court to grant such an injunction or other equitable relief.
The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

               (k) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               (l) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TENGTU INTERNATIONAL CORP.

By:
   ----------------------------------
Name:     PAK KWAN CHENG
     --------------------------------
Title:    CHIEF EXECUTIVE OFFICER
       ------------------------------

Investor:

By:
   ----------------------------------

Name:
     --------------------------------
Title:
       ------------------------------


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